UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 1, 2015

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposition of Assets
On June 17, 2015, PBF Holding Company LLC ("PBF Holding"), a subsidiary of PBF Energy Company LLC ("PBF LLC"), in turn a subsidiary of PBF Energy Inc. ("PBF Energy" and collectively with its consolidated subsidiaries including PBF LLC and PBF Holding, the "Company"), entered into a definitive Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. (collectively, the "Sellers"), to purchase the ownership interests of Chalmette Refining, L.L.C. (“Chalmette Refining”), which owns the Chalmette Refinery and related logistics assets (collectively, the "Chalmette Acquisition").
The acquisition contemplated by the Sale and Purchase Agreement closed on November 1, 2015. Through the Chalmette Acquisition, the Company acquired the 189,000 barrel per day Chalmette Refinery and related logistics assets, from the Sellers. In addition to refining assets, the Company acquired 100 percent ownership of the MOEM Pipeline, providing access to the Empire Terminal, as well as the CAM Connection Pipeline, providing access to the LOOP facility through a third party pipeline. The Company also acquired an 80 percent ownership in each of the Collins Pipeline Company and T&M Terminal Company, both located in Collins, Mississippi, which provide a significant clean products outlet for the refinery via the Plantation and Colonial Pipelines. Also included in the transaction are a marine terminal capable of importing waterborne feedstocks and loading or exporting finished products; a clean products truck rack which provides access to local markets; and a crude and product storage facility with approximately 7.5 million barrels of shell capacity.
The purchase price for Chalmette Refining, LLC, was $322 million, plus estimated working capital of $233 million, which is subject to final valuation within ninety days of closing. The transaction was financed through a combination of cash on hand and borrowings under the Company’s existing revolving credit line.
The Sale and Purchase Agreement is incorporated by reference as Exhibit 2.1 hereto.
Item 7.01.   Regulation FD Disclosure
On November 2, 2015, the Company issued a press release announcing the closing of the Chalmette Acquisition. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.
Forward-Looking Statements
Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectations with respect to timing of the completion of the proposed acquisition; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations; the company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.   Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
Audited consolidated financial statements of Chalmette Refining and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, equity and cash flows for the two year period ended December 31, 2014, and the related notes to the consolidated financial statements, were filed as Exhibit

99.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2015, and are incorporated by reference into this Item 9.01(a) as Exhibit 99.2.

The interim unaudited condensed consolidated financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015 (incorporated by reference herein to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on June 18, 2015 (File No. 001-35764))

99.1	Press release dated November 2, 2015
99.2
Historical audited consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries (Incorporated by reference to Exhibit 99.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 5, 2015 (File No. 001-35764))

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2015

PBF Energy Inc.
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Dated: November 5, 2015

PBF Energy Company LLC
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Dated: November 5, 2015

PBF Holding Company LLC
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1
Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015 (incorporated by reference herein to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on June 18, 2015 (File No. 001-35764))

99.1	Press release dated November 2, 2015
99.2
Historical audited consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries (Incorporated by reference to Exhibit 99.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 5, 2015 (File No. 001-35764))